                                 Promissory Note


$250,000                                           Dated:  December   , 1997


         For value received, Tellurian, Inc., a publicly held Delaware corporation (hereinafter referred to as the "Maker"), promises to pay to the order of Joseph D. Radcliffe, an individual residing in the State of New York with an address at 3097 Main Street; Tannersville, New York 12485 ("Mr. Radcliffe"), and, Peter Colgan, an individual residing in the State of New York with an address at 5 Sherwood Gate; Oyster Bay, New York 11771 ("Mr. Colgan;" Mr. Radcliffe and Mr. Colgan being hereinafter, as tenants in common, being referred to collectively as the "Payee"), the principal sum of $250,000, with interest at the compounded monthly rate of 1%, on demand subject to 30 days prior notice from the Payee in the manner herein provided generally for notice, in lawful money of the United States at the Payee's address or at such other address as may be designated by the Payee

                                      Terms

1.       Prepayment

(a)      This Note may be prepaid at any time without penalty.

(b) The Maker and any endorsers of this Note agree to waive demand, notice of non-payment, and protest, and in the event suit shall be brought for the collection hereof or the same has to be collected by the demand of an attorney, to pay reasonable attorney's fees for making such collection.

2.       Collateral & Acceleration

(a)      This Note is secured by a first priority interest in all of the
         Maker's:

         (1) Accounts receivable, as currently existing and as they hereafter come into existence;

         (2) Inventory, as currently existing and as it hereafter come into existence, including all components and derivations thereof;

         (3) All proceeds from the sale or exercise of Tellurian securities, including, without limitation, the proceeds from exercise of currently outstanding common stock purchase warrants



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         This instrument is the property of Genesis Consulting Group, L.L.C., a
Delaware limited company, and has been licensed for use by Tellurian, Inc., only in conjunction with this transaction. No one may utilize this form or any derivations thereof without the prior written consent of Genesis Consulting Group, L.L.C.

                  (Collectively and generically hereinafter referred to as the "Collateral"), none of which may be transferred, conveyed, hypothecated or encumbered in any manner without the payee's prior written consent until this Note is fully paid.

(b) The Maker has executed three UCC Forms 1, as required to perfect the security interest established hereby in the States of New York, New Jersey, and Delaware, all of which are to be filed with the appropriate authorities in each such state concurrently with the execution hereof.

(c) The Maker hereby represents and warrants that the fair market value of the Collateral based on its liquidation over a 30 day period, is at least $500,000, and hereby covenants and agrees to assure that a minimum market value of at least $500,000 is maintained for the Collateral.

(d) The Maker's obligations to tender payment of the principal balance, accrued interest and related expenses due under this Note shall be accelerated, from time to time:

         (1) In the manner hereinafter set forth in the event of default or impairment of the Collateral; and

         (2) To the extent that any payments are made, directly or indirectly, in conjunction with from the sale or exercse of Tellurian securities form the sale or exercise of Tellurian securities, including, without limitation, the proceeds from exercise of currently outstanding common stock purchase warrant; in which case payments are to be immediately tendered in equal shares to Mr. Radcliffe and Mr. Colgan, without required 30 days prior demand, until all obligations relating to this Note have been fully discharged.

3.       Representations & Warranties

         The Maker hereby represents, warrants, and covenants that:

(a) No material adverse change in the business or the financial condition of the Maker since the date of the latest financial information either posted on the Securities and Exchange Commission's EDGAR system pertaining to the Maker, or furnished by the Maker to Mr.
         Radcliffe, as agent for the Payee, has occurred;

(b) All acts, conditions and things (including, without limitation, the making of any required filings, recordings, or registrations) required to be done or performed and to have happened pursuant to this Note have been done and performed;

(c) All corporate and legal proceedings and all documents and instruments in connections with the authorization of this Note and all related instruments and ancillary documentation thereto will be delivered to Mr. Radcliffe, as agent for the Payee, and his legal counsel concurrently with the execution of this Note and Mr. Radcliffe, as agent for the Payee, will be immediatly provided with all information and copies of all other related documents and instruments, including records of corporate proceedings, which Mr. Radcliffe, as agent for the Payee, and his legal consel may reasonably have requested in connection therewith such documents and instruments, where appropriate, to be certified by proper corporate or governmental authorities; and

(d) Mr. Radcliffe, as agent for the Payee, will be immediately provided with the duly executed originals of the Forms UCC-1, this Note and all related ancillary documentation thereto and delivered in connection therewith, and copies or originals of all other documents, agreements, and instruments relating to any aspect of the transactions required hereby to including evidence of insurance coverage of the Collateral required by Mr. Radcliffe, as agent for the Payee.

4.       Mandatory Prepayment in the Event of Loss; Loan Repayment

(a) The Maker shall keep all of the Collateral fully insured under all risk insurance policies acceptable in form and substance to the Payee, such insurance to be in an amount adequate to fully replace all the Collateral in the event of its damage or loss.

(b) In the event that the Colateral shall be lost, stolen, destroyed, damaged, or rendered unfit for normal use, or in the event of any condemnation, confiscation, seizure, or requisition of title to or use of the Collateral, the Maker agrees to immediately make available any insurance proceeds for the exclusive purpose of replacing th Collateral; if, however, the Maker elects not to repair or replace the Collateral within 10 days of the Maker's receipt of the insurance proceeds, all insurance proceeds shall be applied to a then mandatory prepayment of this Note.

5.       Place of Payments

         Payment of principal, interest and other sums due or to become due with respect to this Note are to be made at the office of principal executive offices of Mr. Radcliffe, as agent for the Payee, as heretofore set forth, or such other place as Mr. Radcliffe, as agent for the Payee, shall designate to the Maker in writing, in lawful money of the United States of America in immediately available funds.

6.       Late Payments & Other Charges

(a) If any amount due with respect ot the payment of this Note is not paid when the same shall be due, the Maker will, unless excused, on a specific case by case basis, in writing by Mr. Radcliffe, as agent for the Payee, pay interest on any such overdue amount at the highest rate permitted by law until the date such amount is paid.

(b) The Maker shall pay or case to be paid, in addition to all other amounts payable hereunder:

         (1) Premiums for insurance required to be obtained in connection with the Loans and the Collateral;

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                    Tellurian, Inc., Promissory Note, Page 3
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         (2)      Fees paid for filing documents in public offices in connection with the transactions contemplated hereby; and

         (3) Actual expenditures, including reasonable attorney's fees, for proceedings to collect this Note or to enforce, preserve, and protect the Collateral (as such term is defined herein) and the rights and interest of Mr. Radcliffe, as agent for the Payee, therein.

7. Rights and Powers with Respect to the Collateral.

         The Maker hereby authorizes Mr. Radcliffe, as agent for the Payee, to do every act and thing in the name of the Maker which Mr. Radcliffe, as agent for the Payee, may deem advisable to enforce effectively its rights and interest in and to the Collateral and the maker hereby irrevocably appoints Mr. Radcliffe, as agent for the Payee, its true and lawful attorney, with full power of substitution and revocation, to demand, enforee, collect, receive, receipt and give releases for any tunds due or to become due under or arising out of or with respect to, any of the ColIateral and to endorse all checks and other instruments; and to do and take all such other actions relating tn any of the Cnllateral, to file any claims or institute any proceedings with respect to any of the foregoing which Mr. Radcliffe, as agent for the Payee, deems necessary to advisable and to compromise any such demand, claim or action, including, without limitation, the seizure of the CoIlateral upon default hereunder (as hereinafter described) without recourse tn any legal process or proceeding, the liquidation of such Collateral and the disbursal of the proceeds of any such liquidation.

     8.   Assignments, Encumbrances, Transfers.

     (a) The Maker will not, without the prior consent of Mr. Radcliffe, as agent for the Payee assign or transfer any of its rights to or sell, dispose or otherwise grant any interest in or to any of the Collateral; or create, incur or suffer to exist any lien, charge,. mortgage, security interest or encumbrances upon any of the Collateral, except the lien imposed by this Note; provided; however, that the Maker may sell, transfer or otherwise dispose of its ownership interest or grant a lien, charge, mortgage, security interest to encumbrance in and to the Collateral if such sale, transfer, or other disposition or grant of lien, charge, mortgage, security, interest or encumbrance:

           (1) Is expressly made subject and subordinate to the Payee's first priority security interest as created by this Note and the Maker's buyer, transferee of lien hnlder acknowledges the Payee's first priority security interest in and to the Cnllateral by executing and delivering to Mr. Radcliffe, as agent for the Payee, such acknowledgment, provided that, Mr. Radcliffe, as agent for the Payee, shall have previously given his cnnsent and approval as to such buyer or transferee, which consent and approval may be withheld for any reason; or

           (2} If the proceeds from any such transaction are adequate for and are immediately used to discharge the ohligations created by this Note); or
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                    Tellurian, Inc., Promissory Note, Page 4

         (3) If the transaction is in the ordinary course of business and the resulting proceeds are immediately reinvested in additional inventory subject to the lien nf this Note of market value equal to, or exceeding that of the subject matter of the subject transaction; or

         (4) If the Maker provides the Payee with a personal guarantee from an individual acceptable to the Payee, on terms and in form and substance acceptable to the Payee;

            In each case subject to prior notice to the Payee and such documentation pertaining thereto as the Payee may reasonably request, and, the market value of the resulting Collateral, as heretofore provided, remains at least $500,000.

       (b) In the event of any conveyance, foreclosure or other disposition of collateral withnut the Payee's consent, then the entire principal balance under all Loans and guarantees, together with all accrued interest shall be immediately due and payable.

9.    Further Representations and Warranties.

             The Maker hereby represents, warrants and covenants that:

       (a) As of the date of this Note, it is not insolvent within the meaning of applicable state and federal law;

       (b)    (1) It is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware and that it has full power and authnrity to enter into this Note, respectively, and to consummate the transactions contemplated hereby and thereby; and

              (2) It is current iri" all of its obligations to provide and tile timely and accurate information under the Securities Exchange Act of I934, as amended;

       (c) This l Vote; the assignments and the granting of the security interests provided for herein have been duly authorized by all necessary corporate actinn and hereby and thereby constitute legal, valid and binding obligations of the Maker, enforceable in accordance with their respective terms;

       (d) The making and performance by the Maker of this Note, and any related documents and the transactions contemplated hereby and thereby do not contravene any provisions of law applicable to it and do not conflict or are not inconsistent with, and will not result (with or without the giving of nntice or both) in a breach of or constitute a default or require any consent under, or result in the creation of any lien, charge or encumbrance upon the Collateral pursuant to the terms of any credit agreement, indenture, mortgage, purchase

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                    Tellurian, Inc., Promissory Note, Page 5
               agreement, deed of trust, security agreement, lease guarantee or other instrument to which it is a party or by which it may be bound or to which its properties may be subject;

       (e) All sales, use, property or other taxes, licenses, tolls; inspection or other fees, bonds, permits or certificates which were or may be required to be paid or obtained in connection with the acquisition, disposition or encumbrance of the Collateral will have been, or when due will be, paid in full or obtained;

       (f) The Maker has good, valid and marketable title to the Collateral free and clear of all liens, claims and encumbrances;

       (g) At least concurrently with the date of this Note, the Payee will have a perfected continuing first priority security interest in and to all the Collateral; and

       (h) The Maker has not entered into any understanding or agreement, (oral or in writing) relating to the transactions contemplated herein, or any other transactions contemplated or permitted by this Note, with any person or entity which understanding, agreement or other writing would, in the determination of Mr. Radcliffe, as agent for the Payee, affect the Collateral in any manner whatsnever or any of the rights or interests of the Payee with respect hereto.

10.   Default; Remedies.

            In the event:

       (a) Of a failure of the Maker to pay any amount when due hereunder for a period of 30 days after written notice by Mr. Radcliffe, as agent for the Payee, to the Maker;

       (b) Of a failure by the Maker to perform any agreement or undertaking under this Note or any other agreement or'document given to evidence or secure any of this Note;

       (c) Any warranty, representation; covenant or agreement made by the Maker to the Payee under this Note relating to any related document or this Note proves to be incorrect or untrue in any material respect at the time when made;

       (d) The Maker shall become insolvent or cease doing business as a going concern or become unable to pay its .debts generally as such debts become due, or a petition nr order for relief under the bankruptcy laws nr insolvency laws or for reorganization, composition, adjustment, or other relief of debtors under any 1aw is filed by or against the Maker and such petition is not dismissed within 30 days, or the Maker makes an assignment for the benefit of creditors, or a receiver or liquidator is appointed for the Maker, or a court of competent jurisdiction orders the winding up or liquidatinn of the affairs of the Maker;

       (e)     The Maker is dissolved;

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                    Tellurian, Inc., Promissory Note, Page 6

       (f) A major shareholder's interest in the corporation (more than 10% of the outstanding capital stock of any class or series) shall be conveyed, foreclosed upon or transferred in any manner (excluding normal public trading transactions in the stock of Madison);

       (g) Any person, juridical entity or governmental instrumentality shall make a material claim against the Maker or any part nf the Collateral; or

       (h) The Maker shall fail to comply in any material manner with its obligations under applicable laws imposed by the United States, any State or Territory thereof, or any other country in which the Maker's activities subject it to such country's laws;

(each of the events referred to in the foregoing Subsections (a) through (h) being hereinafter referred to as a "Default"), then, in any such event, Mr. Radcliffe, as agent for the Payee, may accelerate the full amount of this Note in which event such amount will become immediately due and payable by the Maker without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, and Mr. Radcliffe, as agent for the Payee, may pursue all of the rights and remedies with respect to the Collateral accruing to the Payee hereunder or by operation of law as a secured creditor under the Uniform Commercial Code or other applicable law and all such available rights and remedies, to the full extent permitted by the law, shall be cumulative and not exclusive.

11.   Application of Proceeds.

             Upon enforcement of this Note, all funds received upon the foreelosure and liquidation of the Collateral shall be applied by Mr. Radctiffe; as agent for the Payee, as follows:

       First. To the payment of all costs, expenses, liabilities and compensation of the Payee (including fees and expenses of its agents and legal counsel) incurred or accrued in connection with any action or proceeding brvught by the Payee or in connection with the maintenance , sale or other disposition of the Collateral or any portion thereof.

       Second. To the payments of all amounts then due and payable on this Note.

       Third. To the payment of any surplus then remaining to the Maker or other person legally entitled thereto.

       12. Receipt of Funds by the Maker.

             Notwithstanding the granting to the Payee of a flrst priority security interest in and to the Collateral, and a first lien on the capital stock of the Maker, if, at any time while this Note remains unsatisfied, the Maker shall receive any amount representing funds due, or proceeds of, any of the Collateral, such sums shall be held by the Maker in trust for the Payee and shall be

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                    Tellurian, Inc., Promissory Note, Page 7
               immediately paid by the Maker to Mr, Radcliffe, as agent for the Payee, in the form so received, together with any necessary endorsement thereon.

        16.   Further Assurances.

              The Maker agrees tn execute and deliver to Mr. Radcliffe, as agent for the Payee, or cause to be executed and delivered to Mr. Radcliffe, as agent for the Payee such further instruments and documents as may be reasonably requested by Mr. RadcIiffe, as agent for the Payee, to carry out fully the intent and accomplish the purposes of this Note, and the transactions referred to herein and therein, and to protect and maintain the first priority security interest of the Payee in and to the Collateral.

        17.   Financials.

              The Maker hereby represents, warrants, and covenants to the Payee that it will cause to be delivered to Mr. Radcliffe, as agent for the Payee, as soon as practicable:

        (a) but in any event within 90 days after the end of each fiscal year, statements of earnings and retained earnings and changes in its financial position for such year, and its balance sheet at the end to such fiscal year, setting forth in each case in comparative form the corresponding figures of the previous annual audit, all in reasonable detail and certified by, and accompanied by a report or opinion of, independent certified public accountants of recognized standing acceptable to Mr. Radcliffe; as agent for the Payee and

        (b) within 45 days after the end of each fiscal quarter, its statements of earnings and retained earnings and changes in financial position for such fiscal quarter, and its balance sheet at the end of such fiscal quarter, setting forth in each case in comparative form the corresponding figures of the previous quarterIy audit, all in reasonable detail and prepared in accordance with generally accepted accounting principles and certified by the Maker's Chief Financial Officer.

        18.   Miscellaneous

        (a}   No Waiver; Cumulative Remedies.

              (1) No failure or delay on the part of the Payee in exercising any right, power or privilege hereunder or under this Note shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

              (2) No right or remedy in this Note is intended to be exclusive but each shall be cumulative and in addition to any given the Payee at law or in equity; and the

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                    Tellurian, Inc., Promissory Note, Page 8
                  exercise by the Payee of any one or more of such remedies shall not preclude the simultaneous or later exereise by the Payee of any or all such other remedies. No express or implied waiver by the Payee of any future or subsequent Default.

              (3) The obligations of the Maker hereunder shall not be subject to any rights of vffset against obligations due to the Maker by the Payee, any such obligations to be determined and resolved without in any manner affecting the Maker's obligativns to the Payee created by this Note.

              (4) To the extent permitted by law, the Maker waives any rights now or hereafter conferred by statute or otherwise which limit or modify any of the Payee's rights or remedies under this Note.

       (b)   Notices.

             All notices, requests and demands to or upon any party hereto shall be deemed to have been duly given or made when deposited in the United States mail, first class postage prepaid, addressed to such party at such address as may he hereafter designated in writing by such party to the other Party hereto.

       (c) Payment of Expenses and Taxes; Performance.By the Payee of Maker's Obligations.

       (1)   The Maker agrees to pay:

             (i) all costs and expenses of the Payee in connection with the negotiation, preparation, execution and delivery of this Note, and the other documents relating hereto, including, without limitation, the reasonable fees and disbursements of counsel to the Payee

             (ii) all fees and taxes in connection with the recording of this
                  Note or any other document or instrument required hereby; and

             (iii)all costs and expenses of the Payee in connection with the enforcement of this Note including all legal fees and disbursements arising in connection therewith.

       (2) The Maker also agrees to pay, and to indemnify and hold The Payee harmless frvm any delay in paying: all taxes, including without limitation, sales, use, stamp and personaI property taxes (other than any corporate income, capital, franchise or similar taxes payable by The Payee with respect to the payments made to The Payee hereunder or thereunder); and, all license, filing, and registration fees and assessments and other charges, if any, which may be payable in connection with the execution, delivery and performance of this Note, or any modification thereof.

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                    Tellurian, Inc., Promissory Note, Page 9
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       (3)   If the Maker fails to perform or comply with any of its agreements cnntained herein and The Payee shall itself perform or comply, or otherwise cause performance or compliance, with such agreement, the expenses of The Payee incurred in connection with such performance or compliance, together with interest thereon at the highest rate legally permitted shall be payable by Maker to The Payee on demand and until such payment shall constitute part of this Note secured hereby.

       (d) Survival of Represenrations and Warranties.

             All representations and warranties made in this Note and any documents delivered pursuant hereto or thereto shall survive the execution and delivery of this Note.

       (e)   Amendments.

             This Note may not be changed, waived, discharged or terminated nrally; but only by an instrument in writing signed by the Party against whom enforcement of a change; waiver, discharge or termination is sought.

       (f)    Headings.

             The headings of the Sections and Paragraphs are for convenience only, are not part of this Note and shall not he deemed to effect the meaning or construction of any of the provisions hereof.

       (g) Successors or Assigns.

             This Note shall be binding upon and inure to the benefit of Maker and The Payee and their respective successors and assigns; exeept that Maker may not assign or transfer its rights or obligations hereunder or any interest herein without the prior written consent of Mr. Radcliffe, as agent for the Payee, while the Mr. Radcliffe and Mr. Colgan may freely assign their rights hereunder, either in whole or in part, whereupon the Maker shall fully comply with the terms of such assignment:

       (i)   Construction

             This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of Delaware.

       (j)   Severability.

             lf any provision or any portion of any provision of this Note, or the application of such provision or any portion thereof to any person or circumstance shall be held invalid or unenforceable, the remaining portions of such provision and the remaining provisions of this Note or the application of such provision or portion of such provision as is held invalid or unenforceable


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                    Tellurian, Inc., Promissory Note, Page 10
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             to persons or circumstances other than those to which it is held invalid nr unenforceable, shall not be affected thereby.

       (k) Number and Gender.

             A11 pronouns and any variations thereof shall be deemed to refer tv the masculine, feminine, neuter, singular or plural, as the identity of the party or parties, or their personal representatives, successors and assigns may require.

       (1)   Jurisdiction.

       (1) The Maker hereby irrevocably consents and agrees that any legal action, suit or proceeding arising out of or in any way related to this Note or the transactions:contemplated hereby, shall be instituted or brought in a forum, either legal or arbitral, selected by Mr. Radcliffe, as agent for the Payee, and by execution and delivery of this Note, the Maker hereby irrevocably accepts and submits to, for itself and in respect of its property, generally and unconditionally, the non-exclusive jurisdiction of any such tribunal, and to all proceedings in such tribunal.

       (2) The Maker irrevocably consents to service of any summons and/or legal process by registered or certified United States air mail, postage prepaid, to Maker at the address set forth in its latest filing with the Securities and Exchange Commission available to the public through the EDGAR system, such method of service to constitute, in every respect, sufficient and effective service of process in any such legal action or proceeding.

       (3) Nothing in this Note shall affect the right to service of process in any other manner permitted by law or limit the right of The Payee to bring actions, suits or proceedings in the courts or tribunals of any other jurisdiction.

       (4) The Maker further agrees that final judgment against it in any such legal action, suit or proceeding shalt be cnnelusive and may be enfnrced in any other jurisdiction, within or outside the United States of America, by suit on the judgment, a certified or exemplified copy of which shall be conclusive evidence of the fact and the atnount of the Maker's liability.

       (m)   License.

       (1) This Note is the property of Genesis Consulting Group, L.L.C., a Delaware limited liability company in which an affiliate of Mr. Radcliffe is a member ("Genesis"). The use hereof by the Parties is authorized hereby solely for purposes of this transaction and, the use of this form of agreement or of any derivation thereof without Genesis' prior written permission is prohihited.

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                    Tellurian, Inc., Promissory Note, Page 11

       (2) The Parties acknowledge that Genesis is nvt engaged in the business of providing legal advice and that it has not acted as the representative of either Party in conjunction herewith, each Party having been advised only to obtain independent legal counsel.

       (3) This Note shall not be interpreted more or less harshly against either Party based on the affiliation of this Note's author.

       IN WITNESS WHEREOF, the Maker has executed this instrument, effective as
of the      day of December, I997.

 Signed, Sealed & Delivered
 In Our Presence:

                                                   Tellurian, Inc.
/s/ Kristen C. French
-------------------------


/s/ Kristen C. French
-------------------------                          By: /s/ Stuart French
                                                      ----------------------
                                                      Stuart French, President

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                    Tellurian, Inc., Promissory Note, Page 12